Exhibit 10.1 Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

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Exhibit 10.1

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

LEASE TERMINATION AGREEMENT

This Lease Termination Agreement (this "Agreement") dated as of August 15, 2024 (the "Effective Date") is entered into between **101 COLLEGE STREET, LLC**, a Delaware limited liability company ("Landlord"), and **ARVINAS OPERATIONS, INC.,** a Delaware corporation ("Tenant").

Background

A. Landlord and Tenant are parties to that certain Lease dated as of May 4, 2021, as amended by that certain First Amendment dated as of August 10, 2022 and that certain Second Amendment to Lease dated as of December 20, 2023 (collectively, the "Lease"), for certain premises (the "Premises") located in the building known as 101 College Street, New Haven, Connecticut. Capitalized terms and phrases used and not defined herein shall have the definitions ascribed to them in the Lease.

B. The term of the Lease is scheduled to expire on May 31, 2034 (the "Term Expiration Date"), but Tenant desires to terminate the Lease effective as of the Early Termination Date (as hereinafter defined).

C. Landlord has agreed to terminate the Lease prior to its scheduled expiration date pursuant to the terms, and subject to the conditions, set forth below.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant confirm and agree as follows:

1. Termination. Notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant agree that the expiration date of the term of the Lease (as defined in the Lease, the "Term"), is 11:59 p.m. Eastern time on August 15, 2024 (the "Early Termination Date"); provided, however, that if Tenant fails to satisfy the Termination Conditions as set forth below, this Agreement may, in Landlord's sole discretion exercisable by written notice to Tenant given on or before the Early Termination Date, be revoked, withdrawn and in all respects deemed null and void and the Lease shall continue in full force and effect.

(a) Compliance with Lease Obligations. For the period following the Early Termination Date, all rights and obligations of Landlord and Tenant under the Lease shall terminate, expire and be of no force and effect, in each case as set forth in the Lease in connection with the expiration of the Term; provided however, that (i) the obligations under the Lease that arise prior to or are attributable to the period ending on the Early Termination Date, (ii) the obligations that are specified in the Lease to expressly survive the expiration date of the

Term Expiration Date, and (iii) the obligations that are to be performed under this Agreement before the Early Termination Date, shall not terminate.

(b) Continuing Performance. Each of Landlord and Tenant have been obligated to continue to perform their respective obligations under the Lease through the Early Termination Date including, specifically, Tenant's obligation to remit the Fixed Rent, Additional Rent and all other charges imposed on Tenant under the Lease accruing prior to the Early Termination Date to Landlord.

(c) Surrender of the Premises. Tenant is obligated to vacate and surrender the Premises to Landlord on or before the Early Termination Date. On or before the Early Termination Date, Tenant shall (i) remove all of Tenant's P roperty in the Premises, if any; and (ii) surrender possession of the Premises to Landlord in its "as-is" condition as of the date hereof, broom-clean and with all of Tenant's Property removed from the Premises. Tenant acknowledges and agrees that, in connection with this Agreement, Tenant is relinquishing its rights to the Dunnage (as hereinafter defined) and to the condensers previously installed by Tenant on a portion of the roof of the Building (the "Condensers") and Landlord acknowledges and agrees the Tenant shall have no obligation to remove the Dunnage or the Condensers from the Building. If Tenant fails to comply with the foregoing requirements by the Early Termination Date, and such failure is not cured within two (2) days after written notice from Landlord specifying in reasonable detail the reason for such failure, then such failure shall be deemed a holdover of the Premises by Tenant entitling Landlord to exercise all of its rights and remedies at law, in equity and under the Lease, including, without limitation, the rights set forth in Section 18.3 of the Lease (e.g., Tenant shall continue to pay Fixed Rent with respect to the Surrendered Space at the rate referenced in Section 18.3). Tenant shall be liable to Landlord for the reasonable actual out of pocket costs incurred by Landlord as a result of Tenant's failure to perform any of the foregoing, which liability shall survive the Early Termination Date.

2. Termination Conditions. Landlord has agreed to terminate the Lease as of the Early Termination Date in exchange for Tenant's satisfaction of the following (collectively, the "Termination Conditions") on or before the Early Termination Date:

a. Tenant's peaceful surrender of the Premises in the condition set forth in Section 1(c) above; and

b. Tenant shall remit to Landlord the sum of $[**] (representing a termination payment of Forty-One Million Five Hundred Thousand and 00/100 ($41,500,000.00) Dollars less (i) the Dunnage Reimbursement Amount (as hereinafter defined) and (ii) the Prorated August Rent Reimbursement Amount (as hereinafter defined).

3. Reimbursement of Certain Expenses. Landlord shall reimburse Tenant (as provided above) for the following expenses: (a) $[**] (the "Dunnage Reimbursement Amount") for the costs incurred by Tenant to date in designing and installing the dunnage previously installed on a portion of the roof of the Building (the "Dunnage") and (b) $[**] (the "Prorated

August Rent Reimbursement Amount"), representing reimbursement for prepaid August rent previously paid by Tenant and calculated as follows: $[**] = $[**] per day x [**] days. Landlord and Tenant hereby agree and confirm that there shall be no further reimbursement or true-up under either the Lease or this Agreement for Operating Expenses and Real Estate Taxes paid in 2024. The provisions of this Section 3 shall survive the Early Termination Date.

4. Return of Security Deposit. Landlord hereby confirms that Landlord is currently holding a security deposit pursuant to, and in accordance with, Section 40 of the Lease (as amended) in the form of a Letter of Credit in the amount of $5,500,000.00 (the "Letter of Credit"). Provided that Tenant complies with the terms and conditions in this Agreement, Landlord shall return to Tenant the original Letter of Credit on or before August 31, 2024.

5. Certifications. Tenant hereby certifies, with respect to Tenant's rights in and occupancy of the Premises, that the following statements are true as of the date hereof and will be true on the Early Termination Date:

(a) Tenant owns and holds the entire interest of Tenant under the Lease;

(b) There exist no subleases or other rights of occupancy created by, through or under Tenant affecting the Premises or any part thereof;

(c) Tenant has not done or suffered any act or omission and will not do or suffer any act or omission whereby the Premises or any part thereof is or may be in any way charged, assessed or encumbered;

(d) Tenant has no knowledge of any fact or circumstance which would give rise to any claim, demand, action or cause of action arising out of or in connection with Tenant's occupancy of the Premises. No contracts for the furnishing of any labor or materials with respect to improvements or alterations in or about the Premises have been executed by Tenant or are outstanding that have not been performed and satisfied; and

(e) Tenant has full authority to execute and deliver this Agreement.

Tenant agrees to defend, indemnify and save Landlord harmless from and against all actual and direct loss, cost, damage and expense incurred by Landlord (including, without limitation, all actual and reasonable expenses, costs and reasonable attorneys' fees of Landlord in any action or defense undertaken by Landlord to protect itself from such loss or damage) resulting from (i) any breach by Tenant of the certifications made in this Section 4, (ii) any lien, charge, encumbrance or claim against the Premises relating to any work or action caused or undertaken by or on behalf of Tenant prior to the Early Termination Date, and (iii) any failure of Tenant to surrender possession of the Premises prior to the Early Termination Date in the manner required hereunder, which obligation shall survive the Early Termination Date.

6. Termination of Certain Rights. Notwithstanding anything to the contrary contained in the Lease, any rights that Tenant may have to extend the term of the Lease are hereby deemed terminated, void and without further force or effect.

7. Lender Consent. Landlord represents to Tenant that, as of the Effective Date, Landlord has (a) full authority to execute and deliver this Agreement and (b) obtained from the holder of its existing mortgage consent to this Agreement.

8. Final Agreement. This Agreement may not be orally changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by the party against whom enforcement of any changes, termination or waiver is sought. Except as modified herein, the Lease and all of the terms and provisions thereof shall remain unmodified and in full force and effect as originally written. In the event of any conflict or inconsistency between the provisions of the Lease and the provisions of this Agreement, the provisions of this Agreement shall control.

9. Brokerage. Each of Landlord and Tenant represents that in the negotiation of this Agreement it dealt with no real estate broker or salesman. Each party shall indemnify and hold harmless the other party from any and all losses, damages and expenses arising out of any inaccuracy or alleged inaccuracy of the above representation. The foregoing indemnity shall also cover all fees, costs and expenses, including attorneys' fees, which the claiming party incurs to defend against any such claim (which the indemnifying party shall pay upon demand). The provisions of this Section 8 shall survive the expiration or earlier termination of the Lease.

10. Form of Discharge of Notice of Amended Lease. Landlord and Tenant are, contemporaneously herewith, executing, acknowledging and delivering a Discharge of Notice of Amended Lease in the form of **Exhibit 10** attached to this Agreement to reflect the terms of this Agreement. Landlord, at its cost and expense, shall record such executed Discharge of Notice of Amended Lease on the City of New Haven, Connecticut land records after satisfaction of all of the Termination Conditions.

11. Effectiveness. Submission of this Agreement for examination does not constitute an offer to terminate the Lease, and it is not effective as an offer to terminate the Lease or otherwise until this Agreement has been executed by both Landlord and Tenant and a fully executed copy has been delivered to each.

12. Binding upon Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of the parties hereto, their respective legal representatives, successors, and assigns.

13. Connecticut Law; Illegality. This Agreement shall be governed by the laws of the State of Connecticut. In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall

be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

14. Counterparts. This Agreement may be executed in one or more counterparts (including by fax, pdf or other electronic means) and each of such counterparts shall, for all purposes, be deemed to be an original, but all such counterparts shall, when taken together, constitute one and the same instrument. The delivery of an unexecuted counterpart of this Agreement to Tenant shall not be deemed an offer by Landlord and this Agreement shall not be binding on Landlord unless and until Landlord shall deliver to Tenant a fully executed counterpart hereof. The parties hereby acknowledge and agree that facsimile signatures or signatures transmitted by electronic mail in so-called "pdf" format shall be legal and binding and shall have the same full force and effect as if an original of this Agreement had been delivered. Landlord and Tenant (a) intend to be bound by the signatures on any document sent by facsimile or electronic mail, (b) are aware that the other party will rely on such signatures, and (c) hereby waive any defenses to the enforcement of the terms of this Agreement based on the foregoing forms of signature.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first written above.

Witness:

Damian Gage

Hung Ming Chen

101 COLLEGE STREET LLC,
a Delaware limited liability company

By: HRSE- Winstanley I, LLC,
Its Sole Member

By: [signature]
Name: Carter J. Winstanley
Title: Authorized Signatory

Witness:

____

____

TENANT:

ARVINAS OPERATIONS, INC., a Delaware corporation

By:____________________
Name:
Title:

Guarantor hereby confirms its obligation as Guarantor as set forth in the Guaranty dated as of May 4, 2021 in connection with the Lease and specifically confirms that such Guaranty extends to and applies with respect to the Lease, as affected by this Agreement:

GUARANTOR:

ARVINAS, INC.

By: ____________________
Name:
Title:

STATE OF Massachusetts)

COUNTY OF Middlesex City/Town : ss. Concord

On this the 14th day of August, 2024, before me, personally appeared Carter J. Winstanley an Authorized Signatory of **101 COLLEGE STREET, LLC**, signer and sealer of the foregoing instrument, and who acknowledged the same to be the free act and deed of said **101 COLLEGE STREET, LLC**, and his/her free act and deed as such Authorized Signatory thereof.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Pamela M. D'Ambrosio

Commissioner of the Superior Court
Notary Public
My Commission Expires:

PAMELA M. D'AMBROSIO
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES MARCH 16, 2029

STATE OF ____________)

COUNTY OF ____________) City/Town : ss. ____________

On this the _____ day of ____________, 2024, before me, personally appeared ____________, an ____________ of **ARVINAS OPERATIONS, INC.**, signer and sealer of the foregoing instrument, and who acknowledged the same to be the free act and deed of said **ARVINAS OPERATIONS, INC.**, and his/her free act and deed as such ____________ thereof.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____
Commissioner of the Superior Court
Notary Public
My Commission Expires:

IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first written above.

Witness:

____

____

101 COLLEGE STREET LLC,
a Delaware limited liability company

By: HRSE- Winstanley I, LLC,
Its Sole Member

By:________________
Name:
Title:

Witness:

Judy Koepff

TENANT:

ARVINAS OPERATIONS, INC., a
Delaware corporation

By: ________________
Name: Andrew Saik
Title: CFO

Guarantor hereby confirms its obligation as Guarantor as set forth in the Guaranty dated as of May 4, 2021 in connection with the Lease and specifically confirms that such Guaranty extends to and applies with respect to the Lease, as affected by this Agreement:

GUARANTOR:

ARVINAS, INC.

By: ________________
Name: Andrew Saik
Title: CFO

STATE OF _____________)

: ss. _______________

COUNTY OF ___________) City/Town

On this the _____ day of ___________________, 2024, before me, personally appeared _______________________, an ________________ of **101 COLLEGE STREET, LLC,** signer and sealer of the foregoing instrument, and who acknowledged the same to be the free act and deed of said **101 COLLEGE STREET, LLC**, and his/her free act and deed as such __________________ thereof.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____

Commissioner of the Superior Court
Notary Public
My Commission Expires:

STATE OF New Jersey)

: ss. _______________

COUNTY OF Morris) City/Town Chatham

On this the 15th day of August, 2024, before me, personally appeared Andrew R Saik, an CFO of **ARVINAS OPERATIONS, INC.**, signer and sealer of the foregoing instrument, and who acknowledged the same to be the free act and deed of said **ARVINAS OPERATIONS, INC.**, and his/her free act and deed as such CFO thereof.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

JUNGKIL HAN
ID # 2353073
NOTARY PUBLIC
STATE OF NEW JERSEY
My Commission Expires December 1, 2026

[signature]

Commissioner of the Superior Court
Notary Public
My Commission Expires: 12/01/2026

Exhibit 10

Notice of Termination of Lease

[see attached]

Upon Recording Return To:

Geoffrey A. Howell, Esq.
DLA Piper LLP (US)
33 Arch Street, 26th Floor
Boston, MA 02110

NOTICE OF TERMINATION OF LEASE

This NOTICE OF TERMINATION LEASE is made and entered into as of August , 2024, by and between **101 COLLEGE STREET, LLC**, a Delaware limited liability company ("**Landlord**"), and **ARVINAS OPERATIONS, INC.**, a Delaware corporation ("**Tenant**").

Reference is made to that certain Lease, dated as of May 4, 2021, by and between Landlord and Tenant (as it may have been amended the "**Lease**"), pertaining to space within that certain building and associated subsurface improvements located at 101 College Street, New Haven, Connecticut, said premises being more specifically described on Exhibit A, attached hereto and made a part hereof (the "**Premises**").

Further reference is made to a Notice of Lease dated as of May 4, 2021, and recorded in the Clerk's Office of the City of New Haven, in Volume 10189, Page 264, as amended and restated by a Notice of Amended Lease, dated as of August 10, 2022, and recorded in the Clerk's Office of the City of New Haven, in Volume 10429, Page 193.

Notice is hereby given that the Lease terminated as of August , 2024 and that Tenant has no further interest in the premises under the Lease.

[Signatures are located on the following page.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Notice of Termination of Lease as an instrument under seal as of the date first written above.

Witness:

____

____

101 COLLEGE STREET LLC,
a Delaware limited liability company

By: HRSE- Winstanley I, LLC,
Its Sole Member

By:_______________________
Name:
Title:

Witness:

____

____

TENANT:

ARVINAS OPERATIONS, INC.,
a Delaware corporation

By:___________________________
Name:
Title:

STATE OF _______________)

: ss. _______________

COUNTY OF _____________) City/Town

On this the _____ day of ______________________, 2024, before me, personally appeared _________________________, an _________________ of **101 COLLEGE STREET, LLC,** signer and sealer of the foregoing instrument, and who acknowledged the same to be the free act and deed of said **101 COLLEGE STREET, LLC**, and his/her free act and deed as such ____________________ thereof.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____

Commissioner of the Superior Court
Notary Public
My Commission Expires:

STATE OF _______________)

: ss. _______________

COUNTY OF _____________) City/Town

On this the _____ day of ______________________, 2024, before me, personally appeared _________________________, an _________________ of **ARVINAS OPERATIONS, INC.,** signer and sealer of the foregoing instrument, and who acknowledged the same to be the free act and deed of said **ARVINAS OPERATIONS, INC.**, and his/her free act and deed as such ____________________ thereof.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____

Commissioner of the Superior Court
Notary Public
My Commission Expires:

Exhibit A

All that certain piece or parcel of land situated in the City of New Haven, County of New Haven and State of Connecticut, bounded as follows:

Beginning at a point on the north side of South Frontage Road at the intersection with the Proposed Temple Street Extension;

thence running N 53°44'36" W a distance of 363.59 feet along the north side of South Frontage Road to a point at the intersection with College Street;

thence running on a curve to the right having a delta angle of 83°07'00" a radius of 15.00 feet and an arc length of 21.76 feet to a point;

thence running N 29°21'26" E a distance of 153.50 feet along the east side of College Street to a point at the intersection with Rev. Dr. Martin Luther King Jr. Boulevard;

thence running on a curve to the right having a delta angle of 92°04'55" a radius of 15.00 feet and an arc length of 24.11 feet to a point;

thence running S 54°21'46" E a distance of 416.94 feet along the south side of Rev. Dr. Martin Luther King Jr. Boulevard to a point at the intersection with the Proposed Temple Street Extension;

thence running on a curve to the right having a delta angle of 98°28'34" a radius of 10.00 feet and an arc length of 17.19 feet to a point;

thence running on a curve to the right having a delta angle of 12°43'40" a radius of 808.78 feet and an arc length of 179.66 feet to a point along the west side of the Proposed Temple Street Extension;

thence running on a curve to the right having a delta angle of 69°29'38" a radius of 1.00 feet and an arc length of 1.21 feet to the point and place of beginning;

Proposed Property Area = 76,085 S.F. (1.75 Acres)

1611767475.6